SIXTH AMENDMENT TO LOAN AGREEMENT



         THIS SIXTH AMENDMENT TO LOAN AGREEMENT (the "Sixth Amendment"), dated as of March 1, 1996, is made by and between

         CONSO PRODUCTS COMPANY, a corporation organized and existing under the laws of the State of South Carolina (the "Borrower"); and

         NATIONSBANK,   N.A.,  a  national  banking  association  organized  and
existing under the laws of the United States (the "Bank").


RECITALS:

         A. The Borrower and the Bank entered into that certain Loan Agreement, dated May 6, 1994, as amended December 1, 1994, February 10, 1995, June 13, 1995, November 1, 1995 and December 1, 1995 (the "Loan Agreement").

         B. The Borrower and the Bank have agreed to modify and amend the Loan Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1. The definition of "Termination Date" in Section 1.01 of the Loan Agreement is amended by replacing the reference to "March 1, 1996" contained therein and by replacing it with a reference to "December 1, 1997".

         2. Section 2.02 is amended in its entirety so the such Section now reads as follows:

                  2.02 The Sterling Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note, dated February 29, 1996, executed by Trimmings in favor of the Bank in the original principal amount of up to (pound)5,000,000 (the "Sterling Note"), the terms of which are incorporated herein by reference.

         3. Section 2.03 is amended in its entirety so that such Section now reads as follows:

                  2.03 The Dollar Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note, dated March 1, 1996, executed by Conso in favor of the Bank in the original principal amount of up to $10,000,000 (the "Dollar Note"), the terms of which are incorporated herein by reference.


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         4.       Sections 7.01(h) through (k) are amended in their
entirety so that such Sections now read as follows:

                  (h) maintain for Conso and its Subsidiaries on a consolidated basis Consolidated Tangible Net Worth of at least $25,000,000.00 at all times;

                  (i) maintain for Conso and its Subsidiaries on a consolidated basis a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at all times of no greater than 1.0 to 1.0;

                  (j) maintain for Conso and its Subsidiaries on a consolidated basis at the end of each fiscal year a Consolidated Coverage Ratio of at least 1.2 to 1.0 (computed for the fiscal year then ending);

                  (k) maintain for Conso and its Subsidiaries on a consolidated basis a ratio of Consolidated Current Assets to Consolidated Current Liabilities at all times of at least
         1.7 to 1.0;

         5. Except as hereby modified, all the terms and provisions of the Loan Agreement remain in full force and effect.

         6. Each reference to the "Loan Agreement" in each of the Loan Documents (as defined in the Loan Agreement) shall refer to the Loan Agreement as amended hereby.

         7. The Borrower will execute such additional documents as are reasonably requested by the Bank to reflect the terms and conditions of this Sixth Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Bank.

         8. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Sixth Amendment to produce or account for more than one counterpart.

         9. This Sixth Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.



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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their fully authorized officers as of the day and year first above written.


                             CONSO PRODUCTS COMPANY
ATTEST:


By (Signature of Konstance J.K. Findlay appears here)   By (Signature of J. Cary Findlay appears here)

Title Konstance J.K. Findlay                            Title Chairman

         (Corporate Seal)

                              NATIONSBANK, N.A.


                                     By (Signature of William A. Serenius
                                         appears here)
                                        William A. Serenius,
                                        Senior Vice President



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